Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Casey Crenshaw, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Stabilis Solutions, Inc. on Form 10-Q for the quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Stabilis Solutions, Inc.

Date:	November 4, 2026

By:	/s/ J. Casey Crenshaw
J. Casey Crenshaw Principal Executive Officer

I, Andrew L. Puhala, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Stabilis Solutions, Inc. on Form 10-Q for the quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form l0-Q fairly presents in all material respects the financial condition and results of operations of Stabilis Solutions, Inc.

Date:	November 4, 2026

By:	/s/ Andrew L. Puhala
Andrew L. Puhala Principal Financial Officer